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Pioneer Gold Shares

SEMIANNUAL REPORT 4/30/97

Table of Contents
-------------------------------------------------------------------------------
Letter from the Chairman                                              1

Portfolio Summary                                                     2

Performance Update                                                    3

Portfolio Management Discussion                                       6

Schedule of Investments                                               9

Financial Statements                                                 11

Notes to Financial Statements                                        17

Report of Independent Public Accountants                             23

Trustees, Officers and Service Providers                             24

Programs and Services for Pioneer Shareowners                        26

The Pioneer Family of Mutual Funds                                   29

Pioneer Gold Shares

--------------------------------------------------------------------------------
Letter from the Chairman 4/30/97
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
It is with pleasure that I introduce this report for Pioneer Gold Shares, covering the first half of its 1997 fiscal year.

It was an active period for gold and gold-related stocks, reflecting the type of fast-paced change inherent to this sector. As we have seen increasingly in recent years, perceptions of supply and demand drove this market, as inflation around the globe, by and large, holds at low levels. After its periodic rallies in 1995, the price of bullion sank back down to around $340 an ounce, near the same level we saw in 1993.

Your Fund continued to focus on established mining operations, rather than exploration companies, a strategy that proved especially prudent as the period progressed. We continue to believe that a stock should be purchased because it represents a good value for a company with strong growth prospects over time - not just because its price is rapidly increasing.

I urge you to read on to learn more about your Fund and how your investment team was able to generate good results over the past six months, relative to the overall decline in the price of bullion and gold-related stocks. Please contact your investment representative, or us at 1-800-225-6292, if you have questions your investment in Pioneer Gold Shares. Thank you for your support.

Respectfully,


/s/ John F. Cogan, Jr.
John F. Cogan, Jr.,
Chairman and President

Pioneer Gold Shares

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PORTFOLIO SUMMARY 4/30/97
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following table was represented as a pie graph in the printed material]

U.S. Common Stocks                             44%
International Common Stocks                    34%
Depositary Receipts for International Stocks   14%
Short-Term Cash Equivalents                     8%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The following table was represented as a pie graph in the printed material]

United States     47%
Canada            28%
South Africa      13%
Australia         10%
Ghana              2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1.  Getchell Gold Corp.          6.67%
 2.  Newmont Mining Corp.         6.58
 3.  Battle Mountain Gold Co.     6.40
 4.  Homestake Mining Co.         5.71
 5.  Freeport-McMoRan Copper      5.57
     & Gold Inc. (Class A)
 6.  Barrick Gold Corp.           5.37
 7.  Placer Dome, Inc.            5.09
 8.  VAAL Reefs Explor.           4.66
     & Mining Co., Ltd (A.D.R.)
 9.  Kloof Gold Mining Co., Ltd.  4.28
10.  TVX Gold Inc.                4.24

Fund holdings will vary for other periods.

Pioneer Gold Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/97                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------
Net Asset Value
per Share                  4/30/97    10/31/96
                           $6.54      $7.81

Distributions per Share   Income       Short-Term      Long-Term
(10/31/96 - 4/30/97)      Dividends    Capital Gains   Capital Gains
                              -            -             $0.089

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Gold Shares at public offering price, compared to the growth of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of April 30, 1997)

                      Net Asset   Public Offering
        Period          Value         Price*

        Life-of-Fund    0.08%         -0.78%
        (7/25/90)
        5 Years         7.22           5.98
        1 Year        -25.22         -29.52

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[The following table was represented as a mountain chart in the printed material]

                                    Growth of
                                     $10,000
                   Pioneer Gold Shares*      Standard & Poor's 500 Index
                   --------------------      ---------------------------
 7/25/90                    9,425                     10,000
10/31/90                    7,614                      8,597
 4/30/91                    7,329                     10,794
10/31/91                    7,643                     11,477
 4/30/92                    6,691                     12,311
10/31/92                    7,207                     12,616
 4/30/93                    9,170                     13,446
10/31/93                   10,660                     14,494
 4/30/94                   10,588                     14,162
10/31/94                   11,376                     15,055
 4/30/95                   10,688                     16,628
10/31/95                    9,743                     19,023
 4/30/96                   12,680                     21,639
10/31/96                   11,190                     23,593
 4/30/97                    9,482                     27,073



The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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Pioneer Gold Shares

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PERFORMANCE UPDATE 4/30/97                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                4/30/97        10/31/96
                         $6.38          $7.65

Distributions per Share  Income         Short-Term      Long-Term
(10/31/96 - 4/30/97)     Dividends      Capital Gains   Capital Gains
                            -                -          $0.089

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Gold Shares, compared to the growth of the Standard & Poor's 500 Index. $19,639

Average Annual Total Returns
(As of April 30, 1997)

                If         If
Period         Held     Redeemed*
Life-of-Fund   -6.08%    -7.00%
(4/4/94)
1 Year        -25.86    -28.79

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[The following table was represented as a mountain chart in the printed material]

                                    Growth of
                                     $10,000

                        Pioneer Gold Shares*    Standard & Poor's 500 Index
                        --------------------    ---------------------------

           4/4/94                 10,000                10,000
          4/30/94                  9,438                10,273
          7/31/94                  9,413                10,521
         10/31/94                 10,077                10,921
          1/31/95                  8,059                10,956
          4/30/95                  9,464                12,062
          7/31/95                  9,719                13,259
         10/31/95                  8,595                13,800
          1/31/96                 11,111                15,181
          4/30/96                 11,124                15,697
          7/31/96                  9,974                15,443
         10/31/96                  9,770                17,115
          1/31/97                  9,049                19,176
          4/30/97                  8,003                19,639



The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Gold Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/97                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                4/30/97     10/31/96
                         $6.38       $7.65

Distributions per Share  Income      Short-Term      Long-Term
(10/31/96 - 4/30/97)     Dividends   Capital Gains   Capital Gains
                            -             -          $0.089

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Gold Shares, compared to the growth of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of April 30, 1997)
                  If        If
Period           Held    Redeemed*
Life-of-Fund    -21.21%   -21.21%
(1/31/96)
1 Year          -25.77    -25.77

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

[The following table was represented as a mountain chart in the printed material]

                                    Growth of
                                     $10,000

                     Pioneer Gold Shares*          Standard & Poor's 500 Index
                     --------------------          ---------------------------

          1/31/96                 10,000                10,000
          2/29/96                 10,138                10,069
          3/31/96                 10,034                10,203
          4/30/96                 10,000                10,340
          5/31/96                 10,460                10,577
          6/30/96                  9,069                10,660
          7/31/96                  8,966                10,172
          8/31/96                  9,322                10,364
          9/30/96                  8,770                10,987
         10/31/96                  8,793                11,274
         11/30/96                  8,563                12,101
         12/31/96                  8,516                11,902
          1/31/97                  8,144                12,632
          2/28/97                  9,401                12,706
          3/31/97                  8,144                12,223
          4/30/97                  7,423                12,937

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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Pioneer Gold Shares

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PORTFOLIO MANAGEMENT DISCUSSION 4/30/97
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
The past six months brought home the value of solid research and investment discipline to many gold-oriented investors. For most of 1996, new, exploration-oriented companies were the darlings of individuals and institutions looking for rapid stock price appreciation. The larger, established companies we tend to prefer for Pioneer Gold Shares were viewed by many as plodding, unexciting investments.

Established Companies Move to the Fore

That all changed as 1997 progressed. Bre-X, perhaps the most-noticed of the small companies in 1996 and early 1997, was revealed to have grossly inflated its announced gold reserves. By the end of April, the company was facing accusations of fraud, and its stock was de-listed in early May. Investors abandoned other speculative gold companies in fear that similar news could emerge about them as well, reversing much of the gains they achieved last year. As a more reassuring alternative, investors directed their attention to the "dull," proven operators we have always preferred.

While all this turmoil was taking place in the stock market, the price of gold came down to levels we hadn't seen since 1993. On April 30, the price of gold was $339.50 an ounce, its low for the period, down from its high of $383.16 on November 13, 1996. Your Fund performed relatively well, with Class A Shares posting a -15.26% six-month total return, and Class B Shares and Class C Shares both showing a -15.58% return, all at net asset value. Thanks to our emphasis on proven mining outfits, the Fund outperformed the average -17.99% total return recorded by the 46 gold-related funds tracked by Lipper Analytical Services for the six months. (Lipper is an independent firm that reports on mutual fund performance.)


6
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Pioneer Gold Shares

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--------------------------------------------------------------------------------

Strategies for Reducing Risk

We hold firm to our belief that we must see real, demonstrable value before we select a company for your Fund's portfolio. In the inherently volatile world of gold investing, it is one of our strategies for balancing potential risks and rewards. As the Fund's recent results show, this approach of investing in large, well-established companies exhibiting positive cash flows and steady reserve growth can work to soften the impact of market fluctuations.

Your Fund's diversification is another strategy to reduce the risks associated with gold-related investments. On April 30, the portfolio included 28 established, medium- to large-sized companies. Our value orientation offers a third way to reduce risk. By virtue of being very conscious of stock valuations
- the relative value of a stock given its prospects for growth - we attempt to uncover well-priced companies we believe will demonstrate above-average growth over time.

Significant portfolio holdings include Getchell Gold (U.S.), the Fund's largest holding. We added to this proven mining operation during the period. Three other cornerstones of your Fund - Newmont Mining (U.S.), Battle Mountain Gold (U.S.) and Homestake Mining (U.S.) - are growing reserves or production faster than the industry average. Between them, these world-class companies have projects in Canada, Chile, Nevada and Peru. Targeting experienced firms with development potential is how we attempt to capture the growth potential that exploration brings.

Once again, South African stocks underperformed their North American counterparts. The country is still in transition, and has experienced political and economic instability. It still is rich in natural resources, however, and we expect that gold companies based here will get back on track. Anticipation of poor earnings results for the second quarter recently drove down prices for this group. We bought additional shares when prices fell, giving the Fund a lower average cost for these investments. South African holdings in the portfolio are more volatile than


                                                                               7
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Pioneer Gold Shares

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/97               (continued)
--------------------------------------------------------------------------------

other similar gold stocks, rising higher or falling lower relative to a change in the price of bullion. Given that we expect gold prices may have moved near their low, this group could add some potential for significant appreciation.

Looking Ahead

So far in fiscal 1997, several factors have combined to push down gold prices. The U.S. stock market has continued to show exceptional strength, and the U.S. dollar has remained strong against most major foreign currencies. In addition, European central banks have sold gold - or rumors have circulated anticipating their selling - to prepare national balance sheets to meet the criteria for the upcoming European Monetary Union.

As we look forward, we think we see signs of improvement for the price of gold. It has already risen for yen-based investors, for example. We think that when we look back on this point in time, 12 or 18 months from now, we'll see this as a good time to have built a gold-oriented portfolio.

Respectfully,


/s/ David D. Tripple
David D. Tripple,
Portfolio Manager


8
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Pioneer Gold Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/97
--------------------------------------------------------------------------------

Shares                                                                    Value
            COMMON STOCKS - 92.1%
            Precious Metals - 92.1%
            Australia - 9.3%
   141,700  Lihir Gold Ltd.*                                        $   252,879
     5,000  Lihir Gold Ltd. (Sponsored A.D.R.)*                         182,187
   287,700  Newcrest Mining Ltd.                                        850,510
 1,105,832  Normandy Mining Ltd.                                      1,347,111
   165,000  Sons of Gwalia NL                                           723,347
                                                                    -----------
                                                                    $ 3,356,034
                                                                    -----------

            Canada - 25.4%
    48,000  Agnico-Eagle Mines Ltd.                                 $   480,000
    79,742  Barrick Gold Corp.                                        1,784,227
   123,200  Cambior, Inc.                                             1,481,343
    38,400  Euro-Nevada Mining Corp.                                  1,102,248
   103,200  Placer Dome, Inc.                                         1,689,900
    29,300  Teck Corp. (Class B)                                        579,918
   250,650  TVX Gold Inc.*                                            1,409,906
   177,400  Viceroy Resources Corp.*                                    634,932
                                                                    -----------
                                                                    $ 9,162,474
                                                                    -----------

            Ghana - 1.8%
    55,000  Ashanti Goldfields Co., Ltd. (G.D.R.)                   $   653,125
                                                                    -----------

            South Africa - 11.9%
    93,900  Driefontein Consolidated Ltd. (A.D.R.)                  $   801,089
    39,600  Free State Consolidated Gold Mines, Ltd. (A.D               269,775
   206,800  Kloof Gold Mining Co., Ltd. (A.D.R.)                      1,421,750
    15,915  Rustenberg Platinum Holdings Ltd. (A.D.R.)                  256,498
   263,600  Vaal Reefs Exploration & Mining Co., Ltd. (A.D.R.)        1,548,650
                                                                    -----------
                                                                    $ 4,297,762
                                                                    -----------


The accompanying notes are an integral part of these financial statements.    9

Pioneer Gold Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/97                       (continued)
--------------------------------------------------------------------------------

Shares                                                                    Value
            United States - 43.7%
    13,800  Amax Gold Inc.                                          $    77,625
   369,736  Battle Mountain Gold Co.                                  2,125,982
    14,500  Coeur d'Alene Mines Corp.                                   199,375
   141,900  Echo Bay Mines Ltd.                                         771,581
    66,000  Freeport-McMoRan Copper & Gold Inc. (Class A)             1,848,000
    22,200  Freeport-McMoRan Copper & Gold Inc. (Class B)               646,575
    57,700  Getchell Gold Corp.*                                      2,214,237
   160,095  Hecla Mining Co.*                                           860,511
   143,190  Homestake Mining Co.                                      1,897,267
    63,113  Newmont Mining Corp.                                      2,185,288
   196,900  Santa Fe Pacific Gold Corp.                               2,904,275
                                                                    -----------
                                                                    $15,730,716
                                                                    -----------
            Total Precious Metals                                   $33,200,111
                                                                    -----------
            TOTAL COMMON STOCKS
            (Cost $38,585,076)                                      $33,200,111
                                                                    -----------

 Principal
    Amount
            TEMPORARY CASH INVESTMENTS - 7.9%
            Commercial Paper - 7.9%
$1,050,000  American Express Co.,  5.50%,  5/2/97                   $ 1,050,000
   852,000  Prudential Securities Group,  5.50%,  5/5/97                852,000
   963,000  Ford Motor Credit Co., 5.48, 5/1/97                         963,000
                                                                    -----------
            TOTAL TEMPORARY CASH INVESTMENTS
            (Cost $2,865,000)                                       $ 2,865,000
                                                                    -----------
            TOTAL INVESTMENT IN SECURITIES - 100%
            (Cost $41,450,076) (a)                                  $36,065,111
                                                                    ===========

*   Non-income producing security.

(a) At April 30, 1997, the net unrealized loss on investments based on cost for federal income tax purposes of
    $41,450,076 was as follows:
      Aggregate gross unrealized gain for all investments in
        which there is an excess of value over tax cost             $ 2,637,757
      Aggregate gross unrealized loss for all investments
        in which there is an excess of tax cost over value           (8,022,722)
                                                                    -----------
      Net unrealized loss                                           $(5,384,965)
                                                                    ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 1997 aggregated $6,860,728 and $4,138,742, respectively.


10    The accompanying notes are an integral part of these financial statements.

Pioneer Gold Shares

--------------------------------------------------------------------------------
BALANCE SHEET 4/30/97
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary  cash
     investments of $2,865,000)(cost $41,450,076)                   $36,065,111
  Cash                                                                      392
  Receivables -
     Fund shares sold                                                   348,514
     Dividends, interest and foreign taxes withheld                      53,099
  Other                                                                   2,062
                                                                    -----------
     Total assets                                                   $36,469,178
                                                                    -----------

LIABILITIES:
  Payables -
    Investment securities purchased                                 $   100,077
    Fund shares repurchased                                             240,744
  Due to affiliates                                                      42,842
  Accrued expenses                                                       47,937
                                                                    -----------
    Total liabilities                                               $   431,600
                                                                    -----------

NET ASSETS:
  Paid-in capital                                                   $41,484,474
  Accumulated net investment loss                                       (29,679)
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions                       (32,371)
  Net unrealized loss on investments                                 (5,384,965)
  Net unrealized gain on other assets and liabilities
    denominated in foreign currencies                                       119
                                                                    -----------
     Total net assets                                               $36,037,578
                                                                    ===========

Net Asset Value Per Share:
(Unlimited number of shares authorized)
  Class A (based on $30,251,702/4,625,520 shares)                   $      6.54
                                                                    ===========
  Class B (based on $4,953,330/776,466 shares)                      $      6.38
                                                                    ===========
  Class C (based on $832,546/130,580 shares)                        $      6.38
                                                                    ===========

Maximum Offering Price:
  Class A                                                           $      6.94
                                                                    ===========


The accompanying notes are an integral part of these financial statements.   11

Pioneer Gold Shares

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended 4/30/97

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $16,559)  $   254,378
  Interest                                                   76,165
                                                        -----------
    Total investment income                                         $   330,543
                                                                    -----------
EXPENSES:
  Transfer agent fees
    Class A                                                 54,996
    Class B                                                  7,349
    Class C                                                  1,633
  Distribution fees
    Class A                                                 43,333
    Class B                                                 25,071
    Class C                                                  4,067
  Accounting                                                41,600
  Custodian fees                                             9,408
  Registration fees                                         32,642
  Professional fees                                         17,845
  Printing                                                   9,970
  Fees and expenses of nonaffiliated trustees                6,607
  Miscellaneous                                             10,861
                                                        ----------
    Total expenses                                                  $   393,349
      Less management fees waived by
      Pioneering Management Corporation                                 (30,226)
      Less fees paid indirectly                                          (2,901)
                                                                    -----------
      Net expenses                                                  $   360,222
                                                                    -----------
      Net investment loss                                           $   (29,679)
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain(loss) from:
     Investments                                        $  (21,607)
     Forward foreign currency contracts and other
       assets and liabilities denominated in foreign
       currencies                                            1,370  $   (20,237)
                                                        ----------  -----------
  Change in net unrealized gain from:
     Investments                                       $(6,598,085)
     Other assets and liabilities denominated in
        foreign currencies                                     119  $(6,597,966)
                                                        ----------  -----------
     Net loss on investments and foreign currency
        transactions                                                $(6,618,203)
                                                                    -----------
  Net decrease in net assets resulting from operations              $(6,647,882)
                                                                    -----------


12  The accompanying notes are an integral part of these financial statements.

Pioneer Gold Shares

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 4/30/97 and Year Ended 10/31/96

                                                              Six Months       Year
                                                                Ended          Ended
FROM OPERATIONS:                                               4/30/97       10/31/96
Net investment loss                                         $    (29,679)  $    (83,648)
Net realized gain(loss) on investments and foreign
  currency transactions                                          (20,237)       530,995
Change in net unrealized gain or loss on investments
  and foreign currency transactions                           (6,597,966)     2,157,089
                                                            ------------   ------------
    Net increase (decrease) in net assets resulting
      from operations                                       $ (6,647,882)  $  2,604,436
                                                            ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain:
  Class A ($0.09 and $0.00 per share, respectively)         $   (393,765)  $         --
  Class B ($0.09 and $0.00 per share, respectively)              (56,980)            --
  Class C ($0.09 and $0.00 per share, respectively)               (7,314)            --
                                                            ------------   ------------
    Total distributions to shareholders                     $   (458,059)  $         --
                                                            ============   ============
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 16,613,199   $ 38,017,099
Reinvestment of  distributions                                   396,376
Cost of shares repurchased                                   (16,303,976)   (24,357,512)
                                                            ------------   ------------
  Net increase in net assets resulting from
    fund share transactions                                 $    705,599   $ 13,659,587
                                                            ------------   ------------
  Net increase (decrease) in net assets                     $ (6,400,342)  $ 16,264,023
                                                            ------------   ------------
NET ASSETS:
Beginning of period                                           42,437,920     26,173,897
                                                            ------------   ------------
End of period  (including accumulated net investment
  loss of $29,679 and $0, respectively)                     $ 36,037,578   $ 42,437,920
                                                            ============   ============

Class A                         '97 Shares     '97 Amount     '96 Shares    '96 Amount
Shares sold                       1,491,203    $11,245,831     3,215,923    $27,245,587
Reinvestment of distributions        46,394        346,561
Less shares repurchased          (1,525,350)   (11,511,950)   (2,190,712)   (18,357,489)
                                 ----------    -----------    ----------    -----------
  Net increase                       12,247    $    80,442     1,025,211    $ 8,888,098
                                 ----------    -----------    ----------    -----------

Class B
Shares sold                         598,509    $ 4,496,591     1,051,892    $ 8,694,332
Reinvestment of distributions         5,848         42,746
Less shares repurchased            (444,932)    (3,292,601)     (696,779)    (5,689,345)
                                 ----------    -----------    ----------    -----------
  Net increase                      159,425    $ 1,246,736       355,113    $ 3,004,987
                                 ----------    -----------    ----------    -----------

Class C*
Shares sold                         113,824    $   870,777       260,179    $ 2,077,180
Reinvestment of distributions           967          7,069
Less shares repurchased            (205,093)    (1,499,425)      (39,297)      (310,678)
                                 ----------    -----------    ----------    -----------
  Net increase                      (90,302)   $  (621,579)      220,882    $ 1,766,502
                                 ----------    -----------    ----------    -----------

* Class C shares were first publicly offered on January 31, 1996.


  The accompanying notes are an integral part of these financial statements.  13

Pioneer Gold Shares

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/97
--------------------------------------------------------------------------------

                                                          Six Months       Year          Year      Year       Year        Year
                                                            Ended          Ended        Ended      Ended      Ended      Ended
CLASS A                                                     4/30/97       10/31/96     10/31/95   10/31/94   10/31/93  10/31/92
Net asset value, beginning of period                      $  7.81         $  6.80     $   7.94    $   7.44   $   5.03    $ 5.35
                                                          -------         -------     --------    --------   --------    ------
Increase (decrease) from investment operations:
  Net investment loss                                     $ (0.01)        $ (0.01)    $  (0.01)   $  (0.03)  $  (0.03)   $ 0.02
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                       (1.17)           1.02        (1.13)       0.53       2.44     (0.28)
                                                          -------         -------     --------    --------   --------    ------
      Net increase (decrease) from investment operations  $ (1.18)        $  1.01     $  (1.14)   $   0.50   $   2.41    $(0.30)
Distributions to shareholders from:
  Net investment income                                       --              --           --          --         --      (0.02)
  Net realized gain                                         (0.09)            --           --          --         --         --
                                                          -------         -------     --------    --------   --------    ------
Net increase (decrease) in net asset value                $ (1.27)        $  1.01     $  (1.14)   $   0.50   $   2.41    $(0.32)
                                                          -------         -------     --------    --------   --------    ------
Net asset value, end of period                            $  6.54         $  7.81     $   6.80    $   7.94   $   7.44    $ 5.03
                                                          =======         =======     ========    ========   ========    ======
Total return*                                              (15.26)%         14.85%      (14.36)%      6.72%     47.91%     5.70%
Ratio of net expenses to average net assets                  1.74%**+        1.72%+       1.76%+      1.75%      1.75%     1.75%
Ratio of net investment loss to average net assets          (0.06)%**       (0.13)%      (0.16)%     (0.40)     (0.52)    (0.35)%
Portfolio turnover rate                                        23%**           15%           6%          3%         6%        4%
Average commission rate paid (1)                          $0.0357         $0.0349           --          --         --        --
Net assets, end of period (in thousands)                  $30,252         $36,028     $ 24,412    $ 26,168   $ 14,057    $3,461
Ratios assuming no waiver of management fees and
  assumption of expenses by PMC and no reduction for
  fees paid indirectly:
  Net expenses                                               1.89%**         1.88%        2.28%       2.14%      3.23%     6.62%
  Net investment loss                                       (0.21)%**       (0.29)%      (0.68)%     (0.79)     (2.00)    (5.22)%
Ratios assuming waiver of management fees and
  assumption of expenses by PMC and reduction for
  fees paid indirectly:
  Net expenses                                               1.72%**         1.71%        1.75%          --        --        --
  Net investment loss                                       (0.04)%**       (0.12)%      (0.15)%         --        --        --

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


14  The accompanying notes are an integral part of these financial statements.

Pioneer Gold Shares

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/97
--------------------------------------------------------------------------------

                                                          Six Months       Year         Year
                                                            Ended          Ended        Ended    4/4/94 to
CLASS B                                                    4/30/97       10/31/96     10/31/95   10/31/94
Net asset value, beginning of period                      $   7.65       $   6.73     $   7.89    $  7.83
                                                          --------       --------     --------    -------
Increase (decrease) from investment operations:
  Net investment loss                                     $  (0.02)      $  (0.06)    $  (0.05)   $ (0.03)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                        (1.16)          0.98        (1.11)      0.09
                                                          --------       --------     --------    -------
      Net increase (decrease) from investment operations  $  (1.18)      $   0.92     $  (1.16)   $  0.06
Distributions to shareholders from:
  Net realized gain                                          (0.09)          --           --         --
                                                          --------       --------     --------    -------
Net asset value, end of period                            $   6.38       $   7.65     $   6.73    $  7.89
                                                          ========       ========     ========    =======
Total return*                                               (15.58)%        13.67%      (14.70)%     0.77%
Ratio of net expenses to average net assets                   2.44%**+       2.59%+       2.57%+     2.67%**
Ratio of net investment loss to average net assets           (0.75)%**+     (1.00)%+     (1.01)%+   (1.42)%**
Portfolio turnover rate                                         23%**          15%           6%         3%
Average commission rate paid(1)                           $ 0.0357       $ 0.0349         --         --
Net assets, end of period (in thousands)                  $  4,953       $  4,720     $  1,762    $   951
Ratios assuming no waiver of management fees and
  assumption of expenses by PMC and no reduction for
  fees paid indirectly:
  Net expenses                                                2.60%**        2.73%        3.12%      2.79%**
  Net investment loss                                        (0.91)%**      (1.14)%      (1.56)%    (1.54)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PMC and reduction for
  fees paid indirectly:
  Net expenses                                                2.42%**        2.57%        2.53%      --
  Net investment loss                                        (0.73)%**      (0.98)%      (0.97)%     --

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


The accompanying notes are an integral part of these financial statements.   15

Pioneer Gold Shares

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/97
--------------------------------------------------------------------------------

                                                          Six Months
                                                             Ended         1/31/96 to
CLASS C                                                     4/30/97         10/31/96
Net asset value, beginning of period                       $   7.65        $   8.70
                                                           --------        --------
Decrease from investment operations:
  Net investment loss                                      $  (0.03)       $  (0.02)
  Net realized and unrealized loss on investments
     and foreign currency transactions                        (1.15)          (1.03)
                                                           --------        --------
        Net decrease from investment operations            $  (1.18)       $  (1.05)
Distributions to shareholders from:
  Net realized gain                                           (0.09)           --
                                                           --------        --------
Net asset value, end of period                             $   6.38        $   7.65
                                                           ========        ========
Total return*                                                (15.58)%        (12.07)%

Ratio of net expenses to average net assets                    2.60%**+        2.59%**+
Ratio of net investment loss to average net assets            (1.05)%**+      (1.12)%**+
Portfolio turnover rate                                          23%**           15%
Average commission rate paid(1)                            $ 0.0357        $ 0.0349
Net assets, end of period (in thousands)                   $    833        $  1,690
Ratios assuming no waiver of management fees
  by PMC and no reduction for fees paid indirectly:
  Net expenses                                                 2.76%**         2.83%**
  Net investment loss                                         (1.21)%**       (1.36)%**
Ratios assuming waiver of management fees
  by PMC and reduction for fees paid directly:
  Net expenses                                                 2.53%**         2.56%**
  Net investment loss                                         (0.98)%**       (1.09)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

16  The accompanying notes are an integral part of these financial statements.

Pioneer Gold Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/97
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Gold Shares (the Fund), one of three funds that composes Pioneer Growth Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital appreciation.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at

Pioneer Gold Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/97                                (continued)
--------------------------------------------------------------------------------

   their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The Fund's investment policies present unique risks to the portfolio's value. The price of gold and other precious metals may be subject to fluctuations caused by international monetary and political developments including trade or currency restrictions, currency devaluation and revaluation, and social and political conditions within a country. Fluctuations in the prices of gold and other metals will affect the market values of the securities of the companies invested by the Fund.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Pioneer Gold Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

D. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $18,152 in underwriting commissions on the sale of fund shares during the six months ended April 30, 1997.

Pioneer Gold Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/97                                (continued)
--------------------------------------------------------------------------------

E. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $300 million; 0.60% of the next $200 million; 0.50% of the next $500 million; and 0.45% of the excess over $1 billion.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares were reduced only to the extent that such expenses were reduced for Class A shares.

Pioneer Gold Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 1997, $20,006 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $12,196 in transfer agent fees payable to PSC at April 30, 1997.

4. Plan of Distribution

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $10,640 in distribution fees payable to PFD at April 30, 1997.

Pioneer Gold Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/97                                (continued)
--------------------------------------------------------------------------------

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended April 30, 1997, CDSCs in the amount of $9,319 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 1997, the Fund's expenses were reduced by $2,901 under such arrangements.

Pioneer Gold Shares

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Gold Shares:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Gold Shares (one of the portfolios constituting Pioneer Growth Trust) as of April 30, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Gold Shares (of Pioneer Growth Trust) as of April 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 2, 1997

Pioneer Gold Shares

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees
John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Officers
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Patrick M. Smith, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

Pioneer Gold Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

Pioneer Gold Shares

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

9O-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Pioneer Gold Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for divident payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

Pioneer Gold Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

Pioneer Gold Shares

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

   Growth Funds
   Global/International
   Pioneer Emerging Markets Fund
   Pioneer Europe Fund
   Pioneer Gold Shares
   Pioneer India Fund
   Pioneer International Growth Fund
   Pioneer World Equity Fund

   United States
   Pioneer Capital Growth Fund
   Pioneer Growth Shares
   Pioneer Micro-Cap Fund*
   Pioneer Mid-Cap Fund
   Pioneer Small Company Fund

   Growth and Income Funds
   Pioneer Balanced Fund
   Pioneer Equity-Income Fund
   Pioneer Fund
   Pioneer Real Estate Shares
   Pioneer II

   Income Funds
   Taxable
   Pioneer America Income Trust
   Pioneer Bond Fund
   Pioneer Short-Term Income Trust*

   Tax-Exempt
   Pioneer Intermediate Tax-Free Fund
   Pioneer Tax-Free Income Fund

   Money Market Fund
   Pioneer Cash Reserves Fund

   * 0ffers Class A and B Shares only

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Or write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                                 ask.pioneer@piog.com
(for general questions about Pioneer only)

Or visit our web site:                                      www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

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